UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2002

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-19826	52-1604305
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701
(Address, including zip code, of principal executive offices)

(706) 629-7721
(Registrant’s telephone number, including area code)

Item	5. Other Events

On September 26, 2002, Mohawk Industries, Inc. (“Mohawk”) issued a press release commenting on revised estimates for the third and fourth quarters of 2002. A copy of such press release is included as an exhibit to this report and is incorporated herein by reference under this Item 5.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

C.    Exhibits

99.1    Press Release dated September 26, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002	Mohawk Industries, Inc. By: /S/ FRANK H. BOYKIN Frank H. Boykin VP & Corporate Controller

INDEX TO EXHIBITS

Exhibit

  99.1    Press Release dated September 26, 2002